UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2003

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	54-0850433
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 649-6000

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report.)

Item 7 Financial Statements and Exhibits

(c)	Exhibits

99.1 Two	press releases dated April 16, 2003.

Item 9. Regulation FD Disclosure

On April 16, 2003, the Company issued two press releases announcing results for the first quarter of 2003 and revenues for the March 2003 period. A copy of these releases is attached to this Form 8-K as exhibit 99.1. The information is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

The attached press releases include the non-GAAP financial metrics EBITDA, after-tax cash flow, and free cash flow. The Company believes that these metrics are useful for evaluating financial performance and are common alternative measures used by investors, financial analysts and rating agencies. These groups use EBITDA, along with other measures, to evaluate a company’s ability to meet its debt service requirements and to estimate the value of a company. A reconciliation of these measures to amounts on the GAAP statements has been included in this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIA GENERAL, INC.

DATE: April 22, 2003	/s/ MARSHALL N. MORTON
Marshall N. Morton Vice Chairman and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	Two press releases dated April 16, 2003.

3